UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 23, 2004

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lincoln Highway Malvern, PA 19355		19355-2120

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) and (c) - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 22, 2004, Vishay Intertechnology, Inc. issued a press release announcing changes in corporate officers effective January 1, 2005.

Dr. Felix Zandman, Chairman of the Board of Directors and Chief Executive Officer, will transfer his CEO position to Dr. Gerald Paul, President and COO; Dr. Zandman, in addition to serving as Chairman, will also assume the newly created positions of Chief Technical Officer (CTO) and Chief Business Development Officer (CBDO).

A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99	Press release dated November 22, 2004

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2004

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ RICHARD N. GRUBB

Name:	Richard N. Grubb
Title:	Executive Vice President and Chief Financial Officer

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